                                              EXHIBIT 4.7


                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE

                                7% NOTES DUE 2006
                   ($400,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                              FOR 7% NOTES DUE 2006

                           7 3/4% DEBENTURES DUE 2016
                   ($300,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                         FOR 7 3/4% DEBENTURES DUE 2016

                           7 7/8% DEBENTURES DUE 2026
                   ($300,000,000 PRINCIPAL AMOUNT OUTSTANDING)
                         FOR 7 7/8% DEBENTURES DUE 2026

                                       OF

                          NORTHROP GRUMMAN CORPORATION
               PURSUANT TO THE PROSPECTUS, DATED __________, 1996.

- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT NEW YORK CITY TIME, ON ___________, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
- --------------------------------------------------------------------------------

           By Hand, Registered or Certified Mail or Overnight Courier:
           -----------------------------------------------------------

                 The Chase Manhattan Bank (National Association)
                            Institutional Trust Group
                             Chase MetroTech Center
                                    3rd Floor
                            Brooklyn, New York 11245

                                  By Facsimile:
                                  -------------

                                 (718) 242-5885


                              For Information Call:
                                 (718) 242-7287

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the Prospectus, dated __________, 1996 (the "Prospectus"), of Northrop Grumman Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (which together constitute the "Exchange Offer"), to exchange $1,000 in principal amount of its
(i) 7% Notes Due 2006 (the "New Notes") for each $1,000 in principal amount of its 7% Notes Due 2006 (the "Old Notes"), (ii) 7 3/4% Debentures Due 2016 (the "New 2016 Debentures") for each $1,000 in principal amount of its outstanding
7 3/4% Debentures Due 2016 (the "Old Debentures"), and (iii) 7 7/8% Debentures Due 2026 (the "New 2026 Debentures") for each $1,000 in principal amount of its outstanding 7 7/8% Debentures Due 2026 (the "Old 2026 Debentures") (the Old Notes, the Old 2016 Debentures and the Old 2026 Debentures are collectively referred to herein as the "Old Securities"; the New Notes, the New 2016 Debentures and the New 2026 Debentures are collectively referred to herein as the "New Securities"; and the Old Securities and the New Securities are collectively referred to herein as the "Securities").

     Capitalized terms used but not defined herein shall have the meaning given them in the Prospectus.


     For each Old Security accepted for exchange, the holder of such Old Security will receive a New Security having a principal amount equal to that of the surrendered Old Security. The New Securities will bear interest from March 1, 1996. Holders of Old Securities whose Old Securities are accepted for exchange will be deemed to have waived the right to receive any payment in respect of interest on the Old Securities accrued from March 1, 1996 to the date of the issuance of the New Securities. The Registration Rights Agreement provides that in the event of a Registration Default (as defined below), Holders of Old Securities are entitled to receive Additional Interest (as defined below). A "Registration Default" with respect to the Exchange Offer shall occur if (i) a registration statement with respect to the Exchange Offer has not been filed with the Commission by May 15, 1996 or any shelf registration statement required by the Registration Rights Agreement is not filed with the Commission on or prior to the date specified in the Registration Rights Agreement, (ii) a registration statement with respect to the Exchange Offer is not declared effective by the Commission by July 1, 1996 or any shelf registration statement required by the Registration Rights Agreement is not declared effective by the Commission on or prior to the date specified in the Registration Rights Agreement, (iii) the Company has not consummated the Exchange Offer within 30 business days after the registration statement with respect thereto is first declared effective by the Commission, or (iv) a shelf registration statement or registration statement with respect to the Exchange Offer, as specified in the Registration Rights Agreement, is declared effective but thereafter ceases to be effective or usable for its intended purpose during the periods specified in the Registration Rights Agreement without being succeeded immediately by a post-effective amendment to such registration statement that cures such failure and that is itself declared effectively immediately. "Additional Interest" means an increase in the annual percentage rate which the Old Securities bear equal to 0.50%. The registration statement with respect to the Exchange Offer was declared effective by the Commission on ______, 1996.


     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended.
The Company shall notify the holders of the Old Securities of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Old Securities by book-entry transfer to the account maintained by The Chase Manhattan Bank (National Association) (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Procedures for Tendering Old Securities" section of the Prospectus. Holders of Old Securities who are unable to deliver confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of Old Securities should be listed on a separate signed schedule affixed hereto.


                    TO BE COMPLETED BY ALL TENDERING HOLDERS

- -------------------------------------------------------------------------------------------------------------------------
          DESCRIPTION OF OLD SECURITIES
- -------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of
 Registered Holder(s) as
shown on the Records of the        1              2              3              4              5              6
Book-Entry Transfer Facility
 (Please fill in, if blank)
- -------------------------------------------------------------------------------------------------------------------------

                                                                  Aggregate      Principal      Aggregate      Principal
                                    Aggregate      Principal      Principal      Amount of      Principal      Amount of
                                    Principal      Amount of      Amount of      Old 2016       Amount of      Old 2026
                                  Amount of Old    Old Notes      Old 2016      Debentures      Old 2026      Debentures
                                      Notes       Tendered *     Debentures      Tendered*     Debentures      Tendered*
                            ---------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------
                    Total
                            ---------------------------------------------------------------------------------------------

                            ---------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------
*    Complete only if different from amount indicated in column 1, 3 or 5 as appropriate.  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities represented by the Old Securities indicated in column 1, 3 or 5, as appropriate.  See Instruction 2. Old Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.  See Instruction 1.
- -------------------------------------------------------------------------------------------------------------------------


                    TO BE COMPLETED BY ALL TENDERING HOLDERS

TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY. PLEASE COMPLETE THE FOLLOWING:


          Name of Tendering Institution
          ____________________________________________________________

          Account Number
          ______________________________________________________________________

          Transaction Code Number
          _______________________________________________________________


/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
     _______________________________________________________________

     Window Ticket Number (if any)
     _______________________________________________________________
     Date of Execution of Notice of Guaranteed Delivery
     _______________________________________________
     Name of Institution which guaranteed delivery
     __________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Ladies and Gentlemen:

     1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Securities as are being tendered hereby.


     2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) the New Securities to be acquired in connection with the Exchange Offer by the undersigned are being acquired by the undersigned in the ordinary course of business of the undersigned (ii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Securities, (iii) the undersigned acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the New Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Securities acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters that are discussed in "The Exchange Offer - Resales of New Securities" section of the Prospectus,
     (iv) if the undersigned is a broker-dealer that acquired Old Securities as a result of market making or other trading activities, it will deliver a prospectus in connection with any resale of New Securities acquired in the Exchange Offer, (v) the undersigned understands that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission, and
     (vi) the undersigned is not an "affiliate", as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing.


     3. The undersigned also acknowledges that the Exchange Offer is being made based on no-action letters issued by the Staff of the Commission to third parties with respect to similar transactions and that the New Securities issued pursuant to the Exchange Offer in exchange for the Old Securities may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Securities are acquired in the ordinary course of such holders' business and such holders are not engaging in, have no arrangement with any person to participate in, and do not intend to engage in, any distribution of such New Securities. Any holder who tenders in the Exchange Offer for the purpose of participating in a distribution of New Securities cannot rely on such interpretation by the Staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale.


     4. The undersigned may, to the extent the conditions set forth in the Registration Rights Agreement are satisfied, elect to have its Old Securities registered in the Shelf Registration Statement (as defined and described in the Registration Rights Agreement).

     5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus. See Instruction 8.


     6. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

- --------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

          To be completed ONLY if Old Securities delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

          New Securities and/or Old Securities to:

                         Name(s) __________________________
                                   (Please Type or Print)

                         __________________________________
                                   (Please Type or Print)

                         Address ___________________________
                                 ___________________________
                                        (Zip Code)

                         ___________________________________
               (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

          Credit unexchanged Old Securities delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


                       ___________________________________
                          (Book-Entry Transfer Facility
                                 Account Number)


- --------------------------------------------------------------------------------


     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

- -------------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                (TO BE COMPLETED BY ALL TENDERING HOLDERS)

     _____________________________      _____________________________ 1996

     _____________________________      _____________________________ 1996

     _____________________________      _____________________________ 1996
          Signature(s) of Owner                   Date

Area Code and Telephone Number: __________________

Contact Person: _________________________________


     If a holder is tendering any Old Securities, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the records of the Book-Entry Transfer Facility or by any Person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by a trustee, executor, administrator, guardian, officer or other person in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s) _____________________________________________________________________________

_____________________________________________________________________________________
                              (Please type or print)

Capacity ____________________________________________________________________________

Address _____________________________________________________________________________

        _____________________________________________________________________________
                               (Including Zip Code)

Employer Identification or Social Security No. ______________________________________
                                               (Please complete Substitute Form W-9)


                                SIGNATURE GUARANTEE
                          (If required by Instruction 3)


Signature(s) Guaranteed by an Eligible Institution:

Authorized Signature ________________________________________________________________

Title _______________________________________________________________________________

Name and Firm _______________________________________________________________________

- -------------------------------------------------------------------------------------

INSTRUCTIONS


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SECURITIES; GUARANTEED DELIVERY PROCEDURES.


     This Letter of Transmittal is to be completed by holders of Old Securities pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Procedures for Tendering Old Securities" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.


     Holders of Old Securities who cannot complete the procedure for book-entry transfer on a timely basis may tender their Old Securities pursuant to the following guaranteed delivery procedures: (i) such delivery must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery must be signed by such Eligible Holder , (ii) on or prior to the Expiration Date, the Exchange Agent must receive from the Eligible Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Eligible Holder, stating that the delivery is being made thereby and guaranteeing that, within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery, the duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by the Letter of Transmittal in proper form for confirmation of a book-entry transfer of such Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility must be received by the Exchange Agent within three (3) business days after the Expiration Date. Any Eligible Holder who wishes to comply with the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal prior to 5:00 p.m.., New York City time, on the Expiration Date.

     This Letter of Transmittal may be delivered by an Agent's Message (as defined below) in connection with a book-entry transfer. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Old Securities that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD SECURITIES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD SECURITIES SHOULD BE SENT TO THE COMPANY. See "The Exchange Offer - Book-Entry Procedures for Tendering Old Securities" section in the Prospectus.

2.   PARTIAL TENDERS.

     If less than all of the Old Securities are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Securities to be tendered in the box above entitled "Description of Old Securities - Principal Amount at Maturity Tendered." Appropriate credit to the account indicated above shall be made pursuant to the procedures for book-entry transfer. All of the Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the Old Securities tendered hereby, the signature must correspond exactly with the name of such holder maintained with the Book-Entry Transfer Facility.

     If any tendered Old Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered holder or holders of the Old Securities specified herein and tendered hereby, no endorsements of separate bond powers are required. If, however, the New Securities are to be issued, or any tendered Old Securities are to be reissued, to a person other than the registered holder, then separate bond powers are required. Signatures on such separate bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Guarantor Institution within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution" and collectively, "Eligible Institutions").


     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the Old Securities are tendered (i) by a registered holder of Old Securities (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Securities) who had not completed the box entitled "Special Issuance Instructions" in this Letter of Transmittal, or (ii) for the account of an Eligible Institution.


4.   SPECIAL ISSUANCE INSTRUCTIONS.

     If New Securities are to be issued in the name of a person other than the signatory of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Old Securities not exchanged will be returned by crediting the account indicated above maintained at the Book-Entry Transfer Facility.

5.   TRANSFER TAXES.

     Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register New Securities in the name of, or request that Old Securities not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated herein or in the Prospectus.

7.   NO CONDITIONAL TENDERS; IRREGULARITIES.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter of Transmittal, shall waive the right to receive notice of the acceptance of their Old Securities for exchange.

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer - Conditions of the Exchange Offer" or any conditions or irregularity in any tender of Old Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

 8.  WITHDRAWAL OF TENDERS.


     Tenders of Old Securities may be withdrawn by delivery of a written notice to the Exchange Agent, at its address set forth on the back cover page of the Prospectus, at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) identify the Old Securities to be withdrawn, and (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Securities and otherwise comply with the procedures of the Book-Entry Transfer Facility. Any questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion. The Old Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Securities which have been tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Securities as soon as practicable after such withdrawal. Properly withdrawn Old Securities may be retendered by following one of the procedures described under "The Exchange Offer -- Book-Entry Procedures for Tendering Old Securities" at any time on or prior to the Expiration Date.


9.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

     Under current federal income tax law, a holder of New Securities is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on each payment in respect of interest thereon or gross proceeds thereof. If a holder of New Securities is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, the holder of Old Securities and the holder of New Securities may be subject to a $50 penalty imposed by the Internal Revenue Service for each failure to provide the correct TIN. Accordingly, each prospective holder of New Securities to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9.

     Certain holders of New Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Securities should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of New Securities or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are to be made with respect to New Securities, each prospective holder of New Securities to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as A result of a failure to report ALL interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The prospective holder of New Securities is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Securities. If the New Securities will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.


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


                    TO BE COMPLETED BY ALL TENDERING HOLDERS

- --------------------------------------------------------------------------------
                   PAYER'S NAME: NORTHROP GRUMMAN CORPORATION
- --------------------------------------------------------------------------------
                              Part 1 -- PLEASE PROVIDE    Social Security Number
                              YOUR TIN IN THE BOX AT
                              RIGHT AND CERTIFY BY
SUBSTITUTE                    SIGNING AND DATING                      OR
                              BELOW.
                                                         Employer Identification
                                                                  Number
FORM W-9

                              Part 2 -- Certification -- Under Penalties of Perjury, I certify that: (1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                              Part 3 --

                              Awaiting TIN ->   / /


DEPARTMENT OF THE TREASURY,
INTERNAL REVENUE SERVICE      Certificate Instructions -- You must cross out
                              item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)   SIGNATURE -> _______________  DATE -> ____________
- --------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER SUCH AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE SUCH A NUMBER.


- -----------------------------------     ----------------------------------------
          Signature                          , 1996
                                        ----
                                                                 Date
- --------------------------------------------------------------------------------


                                      -14-